

NHI

Q3 2019 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2018. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the the quarter ended September 30, 2019.

COVER: Bickford of Worthington, operated by Bickford Senior Living in Worthington, OH

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend



AS OF NOV 6, 2019

155	SENIOR HOUSING
76	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

236	36	34
PROPERTIES	OPERATING PARTNERS	STATES

Excludes properties held for sale


PARTNERS[1]
13% NHC
8% ENSIGN
1% ACADIA
1% QUORUM
12% HOLIDAY
4% LCS
18% BICKFORD
17% SLC
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM
11% OTHER
2% SMALL

Regional 59% Small 2%
Public 23% National Private Chain 16%


ASSETS[1]
27% SKILLED
3% HOSPITAL & MOB
14% INDEPENDENT LIVING
21% ENTRANCE FEE
27% ASSISTED LIVING
7% SENIOR LIVING CAMPUS
1%[2] OTHER INCOME

Sr. Hsng. Need-Driven 34% Medical 30%
Sr. Hsng. Discretionary 35%

[1] *Based on annualized cash revenue of $295,213,000 in place at September 30, 2019*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable*

SUMMARY INFORMATION

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Balance Sheet Data					
Gross cost of real estate assets	$ 3,060,283	$ 3,058,720	$ 2,903,317	$ 2,818,365	$ 2,807,389
Total assets	3,019,360	2,997,381	2,806,268	2,750,570	2,671,009
Total liabilities	1,556,367	1,577,695	1,390,284	1,360,857	1,307,609
Total noncontrolling interests	627	641	—	—	—
Total stockholder's equity attributable to NHI	1,462,366	1,419,045	1,415,984	1,389,713	1,363,400
Operating Data					
Total revenue	$ 81,682	$ 78,096	$ 76,107	$ 73,995	$ 74,915
Rental revenue - GAAP	75,247	72,578	70,953	70,004	71,688
Straight-line rents	5,720	5,307	5,228	5,271	5,719
Rental revenue - Cash	69,527	67,271	65,725	64,733	65,969
Adjusted EBITDA[1]	77,232	73,519	68,233	70,522	71,751
Interest expense	14,661	13,746	13,518	12,847	12,374
General & administrative expense	2,802	2,972	4,014	2,818	2,793
Funds from operations per diluted common share	1.42	1.36	1.31	1.30	1.39
Normalized FFO per diluted common share	1.42	1.36	1.31	1.35	1.39
Normalized AFFO per diluted common share	1.32	1.26	1.22	1.27	1.28
Regular dividends declared per common share	1.05	1.05	1.05	1.00	1.00
Capitalization					
Common shares outstanding at end of each period	43,956	43,357	43,199	42,700	42,231
Market value of equity at end of each period	$ 3,621,535	$ 3,383,147	$ 3,393,306	$ 3,225,558	$ 3,192,241
Total debt	1,449,360	1,471,787	1,287,205	1,281,675	1,220,135
Net debt	1,443,478	1,466,152	1,282,028	1,277,016	1,217,497
Total market capitalization, including net debt	5,065,013	4,849,299	4,675,334	4,502,574	4,409,738
Ratios					
Interest coverage ratio	5.3x	5.3x	5.0x	5.5x	5.8x
Fixed charge coverage ratio	5.2x	5.4x	5.1x	5.6x	6.0x
Net debt to adjusted EBITDA (annualized)	4.5x	4.8x	4.6x	4.5x	4.2x
Dividend payout ratio for normalized FFO	73.9 %	77.2%	80.2%	74.1%	71.9%
Dividend payout ratio for normalized AFFO	79.5 %	83.3%	86.1%	78.7%	78.1%
Net debt as a percentage of market capitalization	28.5 %	30.2%	27.4%	28.4%	27.6%
Secured debt as a percentage of net debt	9.7 %	9.5%	10.9%	11.0%	11.6%
Portfolio Statistics[2]					
Number of properties (includes mortgages)	236	242	232	232	230

[1] For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.
[2] Excludes assets held for sale.

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
1.7%
(4.6)%
4.0%
(5.4)%
4.0%
(4.0)%
5.4%
(2.3)%
7.5%
(0.3)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2019 guidance and reported normalized FFO

Dividends Regular Special Expected


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Dividends / Share (CAGR) NHI vs Peer Avg


8%
7%
6%
5%
4%
3%
2%
1%
0%
5.0%
0.9%
5.2%
1.8%
5.3%
2.1%
6.3%
2.2%
6.3%
3.1%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2019 guidance

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400%
350%
300%
250%
200%
150%
100%
50%
0%
22.5%
23.4%
45.8%
86.4%
61.9%
67.3%
127.5%
93.9%
139.0%
340.8%
239.4%
246.7%
3-Year
5-Year
7-Year
10-Year

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.6%
3.9%
4.4%
4.3%
4.1%
2015
2016
2017
2018
YTD

INVESTMENTS

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 36 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

Investment History*
($ in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$315.8
2013
2014
2015
2016
2017
2018
2019
Existing Relationship
New Relationship


NOTES
9%
INVESTMENT STRUCTURE
LEASE
91%

*Average age of properties acquired since 2012 is **17.5 years**; total portfolio average age is **23.5 years** (excludes properties held for sale)

INVESTMENTS

($, in 000's)	Asset Type	Investment Type	Units/ Buildings[1]	Location	Initial Yield	Total	Funded	Remaining
Recent Investments								
Q3 2019								
Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100[2]	(15,100)	—
Cappella Living Solutions*	AL	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Discovery Senior Living	AL	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
Discovery Senior Living	AL	Working Capital Note	N/A	N/A	6.50%	750	—	750
Q2 2019								
Discovery Senior Living	IL/AL	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
Comfort Care Senior Living	AL	Lease	133/2	MI	7.75%	24,300	(24,300)	—
41 Management*	AL	Construction Loan	53/1	WI	8.50%	10,800	(3,324)	7,476
Q1 2019								
Holiday Retirement	IL/AL	Lease	232/1	FL	6.71%	38,000	(38,000)	—
Wingate Healthcare*	SLC	Lease	267/1	MA	7.50%	52,200	(50,512)	1,688
						$ 315,790	$ (305,876)	$ 9,914
Q4 2018								
Life Care Services	EFC	Senior Note	466/1	AZ	7.25%	118,800	(77,340)	41,460
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(32,052)	29,148
Ignite Medical Resorts*	SNF	Development Lease	144/1	WI	9.50%	25,350	(13,255)	12,095
Q3 2018								
Bickford Senior Living	SHO	Construction Loan	64/1	MI	9.00%	14,700	(8,675)	6,025
Q2 2018								
Bickford Senior Living	SHO	Lease	320/5	OH, PA	6.85%	69,750	(69,750)	—
Ensign Group	SNF	Lease	264/2	TX	8.10%	29,000[3]	(29,000)	—
Comfort Care	SHO	Lease	106/2	MI	7.25%	17,100	(17,100)	—
Q1 2018								
Ensign Group	SNF	Lease	121/1	TX	8.20%	14,404[3]	(14,404)	—
Bickford Senior Living	SHO	Construction Loan	60/1	VA	9.00%	14,000	(10,493)	3,507
						$ 364,304	$ (272,069)	$ 92,235
Other Development Activity								
Life Care Services	EFC	Senior Note	220/1	WA	6.75%	$ 60,000	$ (59,349)	$ 651
Bickford Senior Living	SHO	Construction Loan	60/1	MI	9.00%	$ 14,000	$ (14,000)	$ —
Woodland Village	SHO	Expansion	44/1	WA	8.50%	$ 7,450	$ (7,374)	$ 76
Senior Living Communities	SHO	Renovation	N/A	Various	7.08%	$ 6,830	$ (6,004)	$ 826

* *Indicates new operating relationship*
[1] *Building count excludes renovations*
[2] *Acquisition represents a purchase option exercised which was partially funded from a $14 million construction loan provided to Bickford by NHI*
[3] *Excludes $1,250,000 contributed by Ensign Group per property*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- LOW LEVERAGE BALANCE SHEET
- STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Normalized FFO (per diluted share) Dividend Payout


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$5.29
$3.80
$5.46
$4.00
$5.48
$4.20
2017
2018
2019[2]

Adjusted EBITDA ($ in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$265.0
$280.2
$319.1
2017
2018
2019[1]

Normalized AFFO (per diluted share)


$5.50
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.75
$5.04
$5.09
2017
2018
2019[2]

[1] *Annualized, see page 17 for reconciliation*
[2] *Mid-point of guidance range; expected dividend based on Q1, Q2, and Q3 declared quarterly dividend of $1.05*

CAPITAL STRUCTURE

Fixed Charge Coverage


10x
8x
6x
4x
2x
0x
5.8x
6.8x
5.6x
5.2x
2016
2017
2018
2019


UNSECURED, VARIABLE
13%
SECURED, FIXED
10%
UNSECURED, FIXED
77%
DEBT1

Revolver Liquidity ($ in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$466.0
$461.0
$277.0
$300.0
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.4x
4.2x
4.5x
4.5x
2016
2017
2018
20192

($, in 000's)		Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
HUD Mortgage Loans	$	43,591	4.04%	3.0%	17 years
Fannie Mae Mortgage Loans		95,793	3.94%	6.6%	6 years
Total Secured Debt		139,384			
Unsecured Debt					
Fixed Rate					
Term Loans		550,000	3.36%[4]	37.7%	3 years
Private Placement		400,000	4.15%	27.4%	5 years
Convertible Senior Notes		120,000	3.25%	8.2%	2 years
Revolving Credit Facility		60,000	2.81%[4]	4.1%	
Variable Rate					
Revolving Credit Facility		190,000	3.22%	13.0%	3 years
Total Unsecured Debt		1,320,000			
Subtotal		1,459,384	3.58%	100.0%	
Note Discounts		(2,065)			
Unamortized Loan Costs		(7,959)			
Total Debt	$	1,449,360			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 17 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2020 and 2021*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	127	74	3	2	206
Q2'18	1.23x	2.49x	1.90x	3.48x	1.64x
Q2'19	1.15x	2.80x	1.99x	5.14x	1.69x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	89	45	38	3	79	37
Q2'18	1.18x	1.19x	1.29x	2.22x	2.45x	1.59x
Q2'19	1.11x	1.14x	1.20x	1.97x	2.75x	1.87x

Customers	NHC	SLC	Bickford[1]	Holiday[2]
Properties	42	9	44	26
Q2'18	3.59x	1.27x	1.16x	1.18x
Q2'19	3.95x	1.10x	1.07x	1.20x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	116	74	2	2	194
Q2'18	1.24x	2.49x	1.53x	3.48x	1.65x
Q2'19	1.18x	2.80x	1.69x	5.14x	1.71x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	79	40	37	2	78	36
Q2'18	1.20x	1.19x	1.29x	2.34x	2.45x	1.53x
Q2'19	1.15x	1.17x	1.20x	2.09x	2.76x	1.83x

Customers	NHC	SLC	Bickford[1]	Holiday[2]
Properties	42	9	39	26
Q2'18	3.59x	1.27x	1.20x	1.18x
Q2'19	3.95x	1.10x	1.12x	1.20x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; excludes properties held for sale (BKD-8 under purchase option & Bickford-2); includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months; excludes results from SH Regency Leasing, LLC

[1] Bickford EBITDARM coverage on a T12 basis would be 1.10x on total and 1.15x on Same-Store, including the 2 developments in lease-up. NHI expects one development to roll into EBITDARM calculation for 3Q data and the remaining property with 4Q data.
[2] Holiday EBITDARM coverage on a T12 basis would be 1.24x adjusting for the impact of recent lease amendment (see 10-K filed February 19, 2019)
[3] Excludes properties that have transitioned operators in past 24 months

INDUSTRY PARTNERS

Partner	Description	Ownership	Market Focus	% of Revenue[1]
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	18%
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	17%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	13%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 260 facilities.	Private	SHO	12%
Ensign Group	The Ensign Group (NASDAQ: ENSG) provides skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, urgent care and other rehabilitative services.	Public	SNF	8%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	4%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%

[1] *Based on annualized cash revenue of $295,213,000 for contracts in place at September 30, 2019*

LEADERSHIP

INVESTING IN RELATIONSHIPS



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Roger R. Hopkins
Chief Accounting Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
EVP, Finance



Michelle Kelly
SVP, Investments



Dana Hambly
Director, Investor Relations



Ron Reel
Controller

ANALYST COVERAGE

Chad Vanacore, Stifel, Nicolaus & Company
Daniel Bernstein, Capital One Securities, Inc.
Mike Lewis, Suntrust
John Kim, BMO Capital Markets
Jordan Sadler, Key Banc Capital Markets
Peter Martin, JMP Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Todd Stender, Wells Fargo

BALANCE SHEETS

(in thousands, except share amounts)

		September 30, 2019		December 31, 2018
Assets				
Real estate properties				
Land	$	213,102	$	202,196
Buildings and improvements		2,827,227		2,599,526
Construction in progress		19,954		16,643
		3,060,283		2,818,365
Less accumulated depreciation		(494,834)		(451,483)
Real estate properties, net		2,565,449		2,366,882
Mortgage and other notes receivable, net		315,316		246,111
Cash and cash equivalents		5,882		4,659
Straight-line rent receivable		82,634		105,620
Assets held for sale, net		18,420		—
Other assets		31,659		27,298
Total Assets	$	3,019,360	$	2,750,570
Liabilities and Stockholders' Equity				
Debt	$	1,449,360	$	1,281,675
Accounts payable and accrued expenses		28,625		19,890
Dividends payable		46,154		42,700
Lease deposit liabilities		10,638		10,638
Deferred income		21,590		5,954
Total Liabilities		1,556,367		1,360,857
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $.01 par value; 60,000,000 shares authorized;				
43,956,238 and 42,700,411 shares issued and outstanding		440		427
Capital in excess of par value		1,467,289		1,369,919
Cumulative net income in excess (deficit) of dividends		(554)		18,068
Accumulated other comprehensive income		(4,809)		1,299
Total National Health Investors Stockholders' Equity		1,462,366		1,389,713
Noncontrolling interest		627		—
Total Equity		1,462,993		1,389,713
Total Liabilities and Stockholders' Equity	$	3,019,360	$	2,750,570

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended September 30,		2019		2018
Revenues				
Rental income	$	75,247	$	71,688
Interest income and other		6,435		3,227
		81,682		74,915
Expenses				
Depreciation		19,695		18,153
Interest		14,661		12,374
Legal		40		371
Franchise, excise and other taxes		121		245
General and administrative		2,802		2,793
Property taxes and insurance on leased properties		1,608		—
		38,927		33,936
Net income		42,755		40,979
Less: net income attributable to noncontrolling interest		3		—
Net income attributable to common stockholders	$	42,758	$	40,979
Weighted average common shares outstanding:				
Basic		43,505,332		42,187,077
Diluted		43,861,089		42,434,499
Earnings per common share:				
Net income attributable to common stockholders - basic	$	.98	$	.97
Net income attributable to common stockholders - diluted	$	.97	$	.97

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended September 30,	2019	2018
Net income attributable to common stockholders	$ 42,758	$ 40,979
Elimination of certain non-cash items in net income:		
Depreciation	19,695	18,153
Depreciation related to noncontrolling interest	(22)	—
NAREIT FFO attributable to common stockholders	62,431	59,132
Normalizing items	—	—
Normalized FFO attributable to common stockholders	62,431	59,132
Straight-line rent income, net	(5,720)	(5,719)
Straight-line lease revenue, net, related to noncontrolling interest	6	—
Amortization of lease incentives	224	108
Amortization of original issue discount	197	189
Amortization of debt issuance costs	708	625
Normalized AFFO attributable to common stockholders	57,846	54,335
Non-cash share-based compensation	477	337
Normalized FAD attributable to common stockholders	$ 58,323	$ 54,672
BASIC		
Weighted average common shares outstanding	43,505,332	42,187,077
NAREIT FFO attributable to common stockholders per share	$ 1.44	$ 1.40
Normalized FFO attributable to common stockholders per share	$ 1.44	$ 1.40
Normalized AFFO attributable to common stockholders per share	$ 1.33	$ 1.29
DILUTED		
Weighted average common shares outstanding	43,861,089	42,434,499
NAREIT FFO attributable to common stockholders per share	$ 1.42	$ 1.39
Normalized FFO attributable to common stockholders per share	$ 1.42	$ 1.39
Normalized AFFO attributable to common stockholders per share	$ 1.32	$ 1.28
PAYOUT RATIOS		
Regular dividends per common share	$ 1.05	$ 1.00
Normalized FFO payout ratio per diluted common share	73.9%	71.9%
Normalized AFFO payout ratio per diluted common share	79.5%	78.1%

PORTFOLIO SUMMARY

as of September 30, 2019 ($ in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	89	4,892	$ 57,097	$ 5,253	$ 51,844	$ 22,417	$ 74,261
Senior Living Campus	14	1,976	14,801	1,282	13,519	8,234	21,753
Total Senior Housing - Need Driven	103	6,868	71,898	6,535	65,363	30,651	96,014
Senior Housing - Discretionary							
Independent Living	32	3,703	34,787	5,430	29,357	10,320	39,677
Entrance-Fee Communities	10	2,306	38,385	3,712	34,673	11,689	46,362
Total Senior Housing - Discretionary	42	6,009	73,172	9,142	64,030	22,009	86,039
Total Senior Housing	145	12,877	145,070	15,677	129,393	52,660	182,053
Medical Facilities							
Skilled Nursing	72	9,433	59,721	930	58,791	19,628	78,419
Hospitals	3	207	5,993	(70)	6,063	2,108	8,171
Medical Office Buildings	2	88,517*	500	11	489	165	654
Total Medical Facilities	77	9,640	66,214	871	65,343	21,901	87,244
Current Year Disposals and Held For Sale[1]	10	392	3,288	(294)	3,582	(3,582)	-
Total Leases	232	22,909	214,572	16,255	198,317	70,980	269,297
Escrow funds received from tenants			4,205		4,205	(4,205)	—
Total Rental Income			218,777		202,523	66,774	269,297
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	7	439	3,126		3,126	2,022	5,148
Senior Housing - Discretionary	3	1,105	9,363		9,363	5,496	14,859
Skilled Nursing	4	270	498		498	158	656
Other Notes Receivable	—		3,159		3,159	1,086	4,245
Total Mortgage and Other Notes	14	1,814	16,146		16,146	8,762	24,908
Current Year Note Payoffs	1		863		863	145	1,008
Investment and Other Income			100		100	(100)	—
Total Revenue			$ 235,886	$ 16,255	$ 219,631	$ 75,582	$ 295,213

[1] *Includes eight properties operated by Brookdale Senior Loving and two properties operated by Bickford Senior Living*

PORTFOLIO INFORMATION

Tenant Purchase Options[1] ($ in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[2]
MOB	1	February 2025	Open	A	306	0.10%
HOSP	1	September 2027	2020	D	2,713	0.92%
HOSP	1	March 2025	2020	B	1,957	0.66%
SHO	2	May 2031	2021	D	5,063	1.72%
HOSP	1	June 2022	2022	A	3,502	1.19%
SNF	7	August 2028	2025	C	3,671	1.24%
SNF	1	September 2028	2028	C	463	0.16%
						5.99%

Option Type:

A. greater of fixed base price or fair market value
B. a fixed base price plus a specified share on any appreciation
C. fixed base price
D. a fixed capitalization rate on lease revenue

[1] *Excludes assets held for sale*
[2] *Based on annualized cash revenue of $295,213,000 for contracts in place at September 30, 2019*

Lease Maturities (annualized cash rent; $ in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2019	—	—	—	—	—
2020	7	3,101	—	348	3,449
2021	7	2,607	1,255	—	3,862
2022	4	809	—	3,502	4,311
2023	15	11,637	2,912	—	14,549
2024	13	12,514	—	—	12,514
2025	3	502	—	2,263	2,765
2026	35	1,356	32,871	—	34,227
2027	6	4,076	—	2,713	6,789
2028	11	6,182	4,134	—	10,316
Thereafter	119	138,668	37,247	—	175,915

RECONCILIATIONS

($ in thousands)

Adjusted EBITDA Reconciliation		THREE MONTHS ENDED SEPTEMBER 30, 2019		SEPTEMBER 30, 2018
Net Income	$	42,755	$	40,979
Interest expense		14,661		12,374
Franchise, excise, and other taxes		121		245
Depreciation		19,695		18,153
Adjusted EBITDA	$	77,232	$	71,751
Interest expense at contractual rates	$	14,308	$	11,637
Principal Payments		590		286
Fixed Charges	$	14,898	$	11,923
Fixed Charge Coverage		5.2x		6.0x
Net Debt to Adjusted EBITDA				
Consolidated Total Debt	$	1,449,360		
Less cash and cash equivalents		(5,882)		
Consolidated Net Debt	$	1,443,478		
Adjusted EBITDA	$	77,232		
Annualizing Adjustment		231,696		
Annualized impact of recent investments		10,189		
	$	319,117		
Consolidated Net Debt to Adjusted EBITDA		4.5x		

DEFINITIONS

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

NORMALIZED FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders. Additionally, normalized FAD improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods and (iii) results among REITs, more meaningful. Because FAD may function as a liquidity measure, we do not present FAD on a per-share basis.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
HCP, Inc.
LTC Properties, Inc.
Welltower, Inc.
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.